UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

CNH Industrial N.V.

(Exact name of registrant as specified in its charter)

Netherlands	001-36085	98-1125413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cranes Farm Road, Basildon, Essex, SS14 3AD, United Kingdom	N/A
(Address of principal executive offices)	(Zip Code)

+44 2079 251964

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Shares, par value €0.01	CNH	New York Stock Exchange

3.850% Notes due 2027	CNH27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2024, Derek Neilson resigned as President, Agriculture of CNH Industrial N.V. (“CNH”, or the “Company”), as well as from all other positions that he holds with the CNH group, effective as of September 30, 2024 (the “Effective Date”). The Company and Mr. Neilson entered into a letter agreement dated as of May 30, 2024, with respect to certain transition and compensation arrangements related to his resignation (the “Letter Agreement”). Pursuant to the Letter Agreement, Mr. Neilson will receive (i) a cash severance of £1,024,600 paid over 12 months, (ii) continued vesting of outstanding equity awards pro rata to the vesting period during which Mr. Neilson is employed, (iii) continued health care coverage for 12 months following the Effective Date, (iv) tax preparation assistance services with respect to income paid by the Company for 12 months following the Effective Date, and (v) eligibility, pursuant and subject to the rules of the applicable benefit plan, to drawdown Mr. Neilson’s pension benefits prior to age 65. The foregoing summary of the Letter Agreement is qualified in its entirety by reference to the Letter Agreement, a copy of which is included as Exhibit 10.1 hereto and incorporated by reference.

Item 7.01 Regulation FD Disclosure

On May 30, 2024, CNH issued a press release announcing the resignation of Derek Neilson as President, Agriculture. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 Letter Agreement between CNH Industrial N.V. and Derek Neilson dated May 30, 2024

99.1 Press Release dated May 30, 2024, titled: “Derek Neilson, head of the Agricultural Segment at CNH, to step down”.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNH INDUSTRIAL N.V.

Date: May 31, 2024	By:	/s/ Roberto Russo

Name: Roberto Russo
Title: Chief Legal and Compliance Officer

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